UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2011

KRANEM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-53563	02-0585306
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1080 O’Brien Drive
Menlo Park, CA 94025
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 319-6743

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[     ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On October 4, 2011, after consultation with its independent auditor, DeJoya Griffith & Co. LLC (“DeJoya”), and other financial and legal advisors, the Board of Directors of Kranem Corporation (the “Company”) adopted resolutions to reclassify its transaction with Xalted Networks, Inc., completed on May 13, 2011 (the “Transaction”), which was reported in the Company’s Current Report on Form 8-K dated on May 16, 2011, as a recapitalization, which is commonly referred to as a reverse merger rather than a stock acquisition.

The Company anticipates to file the Amendment No. 2 to its Quarterly Report on Form 10-Q for the reporting period ended June 30, 2011 (“Form 10-Q”), to restate its unaudited financial statement for the three month period ended June 30, 2011. The unaudited financial statements previously filed on August 22, 2011 with Form 10-Q, should not be relied upon.

The Company anticipates that the restatement in respect of the re-classification and the accounting treatment for the Transaction will not have a material effect on the Company’s liquidity, cash resources, or future business operations.

The Company anticipates to continue to retain DeJoya as its independent auditor.

ITEM 7.01. REGULATION FD DISCLOSURES.

The news release announcing this matter is furnished as Exhibit 99.1 and incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

This Current Report on Form 8-K contains forward-looking statements and are indicated by words such as “anticipates” and other similar words or phrases. Actual events or results may differ materially from those described herein. Such forward-looking statements are based on the current expectations of the management of the Company only, and are subject to a number of risks and uncertainties that could cause the actual results or performance of the Company to differ materially from those described herein, including but not limited to the impact of the global economic environment on the Company's customer base (particularly telecom and law enforcement agencies) and the resulting uncertainties; changes in technology and market requirements; decline in demand for the Company's products; inability to timely develop and introduce new software, services and applications; difficulties or delays in absorbing and integrating acquired operations, technologies and personnel; loss of market share; pressure on pricing resulting from competition; and inability to maintain certain marketing and distribution arrangements.

ITEM 8.01. OTHER EVENTS.

On October 4, 2011, the Board of Directors of the Company adopted resolutions to reclassify the Transaction as a reverse recapitalization, rather than as a share acquisition.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 11, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2011

KRANEM CORPORATION

By:	/s/ Edward Miller
Name:	Edward Miller
Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated October 11, 2011